                                                                [Pioneer logo]

Pioneer II

A N N U A L  R E P O R T  9 / 3 0 / 9 6

T a  b l e  o f  C o n t e n t s

Letter from the Chairman                                  1

Portfolio Summary                                         2

Performance Update                                        3

Portfolio Management Discussion                           6

Schedule of Investments                                   9

Financial Statements                                     16

Notes to Financial Statements                            22

Report of Independent Public Accountants                 28

Tax Treatment of Distributions                           29

Trustees' Fees and Share Ownership                       30

Results of Shareowner Meeting                            31

Trustees, Officers and Service Providers                 33

Programs and Services for Pioneer Shareowners            34

Pioneer Family of Mutual Funds                           37

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Pioneer II

LETTER FROM THE CHAIRMAN 9/30/96

D e a r  S h a r e o w n e r ,

It is with pleasure that I introduce this report for Pioneer II, covering the year ended September 30, 1996. We wish to welcome the Fund's new shareowners, particularly those in the Fund's Class B and C Shares, introduced on July 1. We also wish to thank you for voting on the Proposals put forth earlier in the year; voting results are on page 31.

As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a table of contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results.

The year was fast-paced, exciting and nerve-racking for stock investors. The Dow Jones Industrial Average moved to historic highs, although it was a journey of significant peaks and troughs. And the Dow's upward surge has continued - on October 14 it closed above 6000 for the first time in its 100-year history. While indicative of few stocks - it includes only 30 large companies - it is a significant barometer of investor sentiment. In the face of today's enthusiasm, we urge you to maintain realistic expectations about the stock market. It doesn't always go up, and certainly not always at the extraordinary rate of the past few years. There can be significant risks for those who chase "hot" stocks; we still think a stock should be purchased because it represents a good value for a company with strong growth prospects over time.

Please contact your investment representative, or us at 1-800-225-6292, if you have any questions about your investment in Pioneer II. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.
    Chairman and President

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Pioneer II

PORTFOLIO SUMMARY 9/30/96

**********************************[PIE CHART]**********************************
P o r t f o l i o  D i v e r s i f i c a t i o n

(As a percentage of total investment portfolio)


                        U.S. Common Stocks            91.4%
                        International Common Stocks    8.1%
                        Short-Term Cash Equivalents    0.5%

*******************************************************************************

**********************************[PIE CHART]**********************************
S e c t o r  D i s t r i b u t i o n

(As a percentage of equity holdings)

[Typeset representation of pie chart]

                        Financial                       25%
                        Technology                      24%
                        Basic Industries                11%
                        Consumer Non-Durables           10%
                        Services                         7%
                        Utilities                        7%
                        Capital Goods                    7%
                        Consumer Durables                5%
                        Energy                           2%
                        Transportation                   2%

*******************************************************************************

1 0  L a r g e s t  H o l d i n g s

(As a percentage of equity holdings)

1. Arrow Electronics, Inc.   3.96%     6. Columbia/HCA Healthcare Corp.  2.89%
2. IBP, Inc.                 3.83      7. Trinity Industries, Inc.       2.38
3. Washington Mutual, Inc.   3.39      8. AGCO Corp.                     2.07
4. AMBAC, Inc.               3.33      9. Brunswick Corp.                1.93
5. Dominion Resources, Inc.  3.31     10. Intel Corp.                    1.92

Fund holdings will vary for other periods.

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Pioneer II

PERFORMANCE UPDATE 9/30/96                                      CLASS A SHARES

S h a r e   P  r  i c e s  a n d   D i s t r i b u t i o n s

Net Asset Value
per Share                     9/30/96        9/30/95
                              $20.94         $20.66

Distributions per Share       Income         Short-Term          Long-Term
(9/30/95-9/30/96)             Dividends      Capital Gains       Capital Gains
                              $0.322         $0.258              $1.474

I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1996)

Period           Net Asset       Public Offering
                   Value             Price*
10 Years           11.78%             11.12%
 5 Years           13.40              12.07
 1 Year            12.18               5.73

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain chart]

Growth of $10,000

Pioneer II            Standard & Poor's
                          500 Index
  9,425                     10,000                9/30/86
 11,598                     12,809
 13,322                     14,336                9/30/87
 10,870                     11,737
 11,718                     12,554                9/30/88
 12,901                     13,852
 14,829                     16,684                9/30/89
 14,568                     16,509
 12,283                     15,143                9/30/90
 14,463                     18,880
 15,307                     19,846                9/30/91
 16,405                     20,956
 16,825                     22,028                9/30/92
 18,863                     24,139
 19,879                     24,878                9/30/93
 19,927                     24,496
 21,343                     25,803                9/30/94
 22,028                     28,303
 25,594                     33,452                9/30/95
 27,670                     37,360
 28,711                     40,231                9/30/96

[End Mountain chart]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II

PERFORMANCE UPDATE 9/30/96                                      CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
per Share                     9/30/96        7/1/96
                              $20.89         $20.55

Distributions per Share       Income         Short-Term          Long-Term
(7/1/96-9/30/96)              Dividends      Capital Gains       Capital Gains
                              -              -                   -


I n v e s t m e n t  R e t u r n s

The table below shows the Fund's total return since its recent inception. A mountain chart comparing the Fund to the Standard & Poor's 500 Index will appear once the Fund has a longer performance history.

Cumulative Total Returns
(As of September 30, 1996)

                       If           If
Period                Held       Redeemed*
Life-of-Fund          1.65%        -2.35%
(7/1/96)


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II

PERFORMANCE UPDATE 9/30/96                                      CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
per Share                     9/30/96        7/1/96
                              $20.88         $20.55

Distributions per Share       Income         Short-Term          Long-Term
(7/1/96-9/30/96)              Dividends      Capital Gains       Capital Gains
                              -              -                   -

I n v e s t m e n t  R e t u r n s

The table below shows the Fund's total return since its recent inception. A mountain chart comparing the Fund to the Standard & Poor's 500 Index will appear once the Fund has a longer performance history.

Cumulative Total Returns
(As of September 30, 1996)

                        If           If
Period                 Held       Redeemed*
Life-of-Fund           1.61%        0.61%
(7/1/96)

* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 9/30/96

D e a r  S h a r e o w n e r ,

As portfolio manager for Pioneer II, I welcome the opportunity to discuss in detail your Fund's performance for its 27th fiscal year, ended September 30, 1996. Allow me first to thank you for your interest in Pioneer II; we hope you find the Fund's diversified portfolio and focus on well-valued companies compatible with your financial objectives.

A Year of Stock Market Volatility - and Momentum

The U.S. stock market appreciated significantly throughout most of 1995, thanks to low inflation, a slow-moving economy and lower-trending interest rates. These favorable conditions remained intact into the start of 1996; in fact, the Federal Reserve (the Fed) cut short-term interest rates in December and January, reflecting its belief that too-fast economic growth and inflation were not concerns.

The mood changed in February, however, when the monthly employment report showed the biggest job increase in 12 years. Worries about a fast-growing economy prompted fears that the Fed would raise short-term rates. These fears stayed with the market, contributing to instability as the fiscal year progressed, as did announcements of lower-than-expected earnings from various companies. However, dramatic price increases in stocks of select, large-sized companies helped push the market higher; as a result, overall market returns were strong for the fiscal year. The Dow Jones Industrial Average, comprised of 30 large-capitalization stocks, posted a total return of 25.66%. The broader-based Standard & Poor's 500 Index returned 20.26% over the same 12 months. (Total returns assume reinvestment of all distributions.)

Your Fund's one-year total return of 12.18% did not match the general market, since we purposely avoided many of the stocks responsible for pushing financial markets higher. In our view, these stocks were too

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Pioneer II

expensive - and therefore too risky - to add to the Fund's portfolio; to our eyes, the companies' growth prospects could not justify their lofty prices. Instead of being swayed by "market momentum" and inviting unnecessary risk into the portfolio, we maintained our "value" approach, selecting stocks that are attractively priced relative to their price-to-earnings ratios and future growth potential. We expect our approach will prove profitable over the long term. Additional information about your Fund's performance can be found in the Performance Updates, which begin on page 3.

Our Search for Value

Pioneer II seeks to provide shareowners with long-term growth and income by investing in well-managed, well-priced companies that exhibit solid prospects for future growth. During the year, we saw good value in the financial sector, including banks, insurance companies, securities firms and savings and loans. Financial companies continued to consolidate, in many cases sending stock prices higher. Banks and savings and loans also are benefiting from cuts in federal insurance premium payments. One of your Fund's most sizable positions is in Washington Mutual, a Washington-based bank with an estimated earnings growth rate of 15% to 20% for the next three years. Its recent acquisition of a savings and loan adds to its appeal. We also like Chase Manhattan in its new form following a merger with Chemical Bank. In the financial services area, we see good growth prospects for Merrill Lynch and Dean Witter Discover.

The Fund also has sizable investments in technology companies. While these holdings were less rewarding as a group than the Fund's financial stocks over the past year, we believe they will add value to the portfolio over the longer term. We especially like Arrow Electronics, which is trading at only 10 times its expected earnings for the next 12 months, with prospects for 15% to 20% earnings growth over the next five years. We also favor Intel, the leading computer-chip maker with an impressive international presence.

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Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION                                    (continued)

Like Intel, many companies in the portfolio are multinational operators. And, about 8% of the Fund's portfolio as of September 30 was made up of companies based overseas. Of course, we consider the same fundamentals when choosing international securities as we do with U.S.-based holdings, reviewing attributes such as financial statements and management proficiency. Inevitably, this leads us to large, well-established enterprises based in the world's more stable markets. Examples include Nokia and L.M. Ericsson Telephone. Investing in mature companies and markets also helps minimize risks ordinarily associated with international investing, such as currency fluctuations and economic and political instabilities. Detailed information about your Fund's portfolio appears on page 2.

Moving Forward

Election years have typically been strong for the stock market. While this appears to be the case for 1996, the year has been volatile, reflecting how quickly investors have acted on their emotions. Of course, even if prices remain turbulent over the near term, we think investing based on market momentum will subside and investors will once again focus their attention on what really matters - identifying the merits of individual stocks.

We believe Pioneer II is well positioned to benefit from a stock market driven by company fundamentals. That's one reason why we do not stray from our investment approach during periods of underperformance; we remain confident that finding value remains the most effective way to invest for the long term. We are optimistic that our efforts will ultimately prove rewarding for shareowners. If you have any questions about Pioneer II, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ Francis J. Boggan

    Francis J. Boggan,
    Portfolio Manager

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Pioneer II

SCHEDULE OF INVESTMENTS 9/30/96

 S h a r e s                                                        V a l u e

               COMMON STOCKS - 99.5%
               Basic Industries - 11.4%
               Aerospace - 0.8%
    500,000    Lockheed Martin Corp.                             $ 45,062,500
    335,787    Modi Luft Ltd.                                          46,624
                                                                --------------
                                                                 $ 45,109,124
                                                                --------------
               Chemicals - 1.6%
    600,000    AKZO N.V. (Sponsored A.D.R.)                      $ 36,300,000
    800,000    Cytec Industries Inc.*                              31,100,000
  2,400,000    Methanex Corp.*                                     18,900,000
                                                                --------------
                                                                 $ 86,300,000
                                                                --------------
               Forest Products - 1.6%
  1,478,500    Abitibi-Price Inc.                                $ 19,035,687
  4,346,100    Longview Fibre Co.+                                 68,451,075
                                                                --------------
                                                                 $ 87,486,762
                                                                --------------
               Iron & Steel - 4.1%
  1,331,825    A.M. Castle & Co.+                                $ 26,802,978
  3,005,500    Allegheny Teledyne, Inc.                            67,999,438
    851,900    Amcast Industrial Corp.+                            16,399,075
  1,400,000    British Steel Plc (Sponsored A.D.R.)                42,700,000
  2,632,600    National Steel Corp. (Class B)*+                    29,287,675
  1,990,500    Rouge Steel Co. (Class A)+                          43,293,375
                                                                --------------
                                                                 $226,482,541
                                                                --------------
               Metals & Mining - 2.6%
    734,500    Ashanti Goldfields Co., Ltd. (Sponsored
               G.D.R.)                                           $ 12,302,875
  3,862,000    Trinity Industries, Inc.+                          128,894,250
                                                                --------------
                                                                 $141,197,125
                                                                --------------
               Non-Ferrous Metals - 0.7%
    570,000    Phelps Dodge Corp.                                $ 36,551,250
                                                                --------------
               Total Basic Industries                            $623,126,802
                                                                --------------
               Capital Goods - 6.7%
               Construction & Engineering - 2.0%
  4,400,000    AGCO Corp.+                                       $112,200,000
                                                                --------------
               Producer Goods - 4.7%
  1,816,000    Briggs & Stratton Corp.+                          $ 80,585,000
  2,560,000    Donaldson Co., Inc.+                                70,720,000

  The accompanying notes are an integral part of these financial statements.

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Pioneer II

SCHEDULE OF INVESTMENTS 9/30/96                                    (continued)

S h a r e s                                                         V a l u e
               Producer Goods - (Continued)
    250,000    Giddings & Lewis, Inc.                            $  2,968,750
  1,406,300    Global Industrial Technologies, Inc.*+              25,840,763
    310,000    Kennametal, Inc.                                    10,656,250
    970,000    Tecumseh Products Co. (Class A)                      8,246,875
    162,500    Tecumseh Products Co. (Class B)                     52,622,500
                                                                --------------
                                                                 $251,640,138
                                                                --------------
               Total Capital Goods                               $363,840,138
                                                                --------------

               Consumer Durables - 5.0%
               Motor Vehicles - 5.0%
  2,724,600    Breed Technologies, Inc.+                         $ 75,948,225
    953,200    Cummins Engine Co., Inc.                            37,532,250
    139,200    Douglas & Lomason Co.                                4,297,800
  1,130,400    Magna International Inc. (Class A)                  54,541,800
  1,250,000    Simpson Industries, Inc.+                           12,656,250
    993,100    A.O. Smith Corp.+                                   24,703,363
  2,075,000    Stewart & Stevenson Services, Inc.+                 44,871,875
    340,000    Strattec Security Corp.*+                            4,930,000
    470,000    Volvo AB (Series B)                                 10,098,002
                                                                --------------
               Total Consumer Durables                           $269,579,565
                                                                --------------

               Consumer Non-Durables - 10.5%
               Agriculture & Food - 4.9%
  1,160,500    Hormel Foods Corp.                                $ 27,126,688
  8,925,300    IBP, Inc.+                                         207,513,225
  2,038,700    Terra Industries Inc.                               30,325,662
                                                                --------------
                                                                 $264,965,575
                                                                --------------
               Consumer Luxuries - 1.9%
  4,362,900    Brunswick Corp.                                   $104,709,600
                                                                --------------
               Home Products - 1.4%
    741,900    Bassett Furniture Industries, Inc.+               $ 17,620,125
  1,596,500    Lancaster Colony Corp.+                             61,066,125
                                                                --------------
                                                                 $ 78,686,250
                                                                --------------
               Retail Food - 0.6%
     20,000    Nestle S.A. (Registered Shares)                   $ 22,275,335
    375,000    SUPERVALU, Inc.                                     10,312,500
                                                                --------------
                                                                 $ 32,587,835
                                                                --------------

  The accompanying notes are an integral part of these financial statements.

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Pioneer II

S h a r e s                                                         V a l u e
               Retail Non-Food - 1.3%
    400,000    Fuji Photo Film (A.D.R.)                          $ 12,250,000
  1,980,000    Toys "R" Us, Inc.*                                  57,667,500
                                                                --------------
                                                                 $ 69,917,500
                                                                --------------
               Textiles/Clothes - 0.4%
  1,683,000    Shaw Industries, Inc.                             $ 22,510,125
                                                                --------------
               Total Consumer Non-Durables                       $573,376,885
                                                                --------------
               Energy - 2.0%
               Oil Refining & Drilling - 1.2%
    290,000    Atlantic Richfield Co.                            $ 36,975,000
  1,197,000    YPF S.A. (Sponsored A.D.R.) (Class D)               27,381,375
                                                                --------------
                                                                 $ 64,356,375
                                                                --------------
               Oil Services - 0.8%
  1,172,400    Santa Fe Pacific Pipeline Partners, L.P.+         $ 42,059,850
                                                                --------------
               Total Energy                                      $106,416,225
                                                                --------------
               Financial - 24.9%
               Commercial Bank - 5.6%
    275,500    Banco Comercial Portugues S.A. (A.D.R.)           $  3,340,438
  1,075,000    Banco De Santander S.A.                             55,891,968
    150,000    Banco Popular Espanol S.A.                          27,552,926
  1,200,000    BankAmerica Corp.                                   98,550,000
    660,000    MBNA Corp.                                          22,935,000
    860,000    Mellon Bank Corp.                                   50,955,000
    342,500    New York Bancorp Inc.                               10,831,562
    130,000    Wells Fargo & Co.                                   33,800,000
                                                                --------------
                                                                 $303,856,894
                                                                --------------
               Financial Services - 8.6%
  3,575,000    California Federal Bank*+                         $ 83,118,750
     84,000    California Federal Bank Goodwill
               Certificates*                                          955,500
  1,197,000    Charter One Financial, Inc.                         47,880,000
    925,000    The Chase Manhattan Corp.                           74,115,625
    945,000    Dean Witter Discover & Co.                          51,975,000
  1,157,800    First USA, Inc.                                     64,113,175
  1,670,000    GreenPoint Financial Corp.                          63,668,750
  1,225,000    Merrill Lynch & Co., Inc.                           80,390,625

  The accompanying notes are an integral part of these financial statements.

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Pioneer II

SCHEDULE OF INVESTMENTS 9/30/96                                    (continued)


S h a r e s                                                          V a l u e
               Financial Services - (Continued)
     96,700    North American Mortgage Co.                      $    1,837,300
                                                                --------------
                                                                $  468,054,725
                                                                --------------
               Finance/Miscellaneous - 2.3%
    110,000    Advanta Corp. (Class A)                          $    5,060,000
    500,000    Advanta Corp. (Class B)                              21,375,000
    478,200    Bay View Capital Corp.+                              17,035,875
  1,300,000    Countrywide Credit Industries, Inc.                  33,312,500
    425,000    Franklin Resources, Inc.                             28,209,375
  1,369,600    Resource Bancshares Mortgage Group, Inc.+            17,804,800
                                                                --------------
                                                                $  122,797,550
                                                                --------------
               Insurance - General - 4.9%
  3,237,700    AMBAC Inc.+                                      $  180,501,775
    881,200    MBIA Inc.                                            75,562,900
    707,600    Western National Corp.                               13,179,050
                                                                --------------
                                                                $  269,243,725
                                                                --------------
               Savings & Loan - 3.5%
    155,000    Coastal Savings Financial, Inc.*                 $    4,960,000
  4,925,000    Washington Mutual, Inc.+                            183,456,250
                                                                --------------
                                                                $  188,416,250
                                                                --------------
               Total Financial                                  $1,352,369,144
                                                                --------------

               Services - 7.0%
               Health & Personal Care - 3.3%
    400,000    Apria Healthcare Group, Inc.*                    $    7,500,000
  2,750,000    Columbia/HCA Healthcare Corp.                       156,406,250
    496,800    GranCare, Inc.*                                       9,563,400
    131,800    OrNda HealthCorp*                                     3,608,025
    110,000    Tenet Healthcare Corp.*                               2,447,500
                                                                --------------
                                                                $  179,525,175
                                                                --------------
               Pharmaceuticals - 0.6%
    845,000    Astra AB (Series A Free)                         $   35,672,823
                                                                --------------
               Services - 3.1%
  3,158,900    Kelly Services Inc. (Class A)+                   $   89,633,787
  2,336,500    Manpower, Inc.                                       77,688,625
                                                                --------------
                                                                $  167,322,412
                                                                --------------
               Total Services                                   $  382,520,410
                                                                --------------

  The accompanying notes are an integral part of these financial statements.

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Pioneer II


S h a r e s                                                          V a l u e
               Technology - 23.6%
               Broadcasting & Media - 0.2%
  1,130,000    Comcast UK Cable Partners Ltd.*                  $   11,441,250
                                                                --------------
               Computer Services - 1.7%
    150,000    FileNet Corp.*                                   $    3,825,000
    725,000    International Business Machines Corp.                90,262,500
                                                                --------------
                                                                $   94,087,500
                                                                --------------
               Electronics - 19.1%
    650,000    Analog Devices, Inc.*                            $   17,631,250
  1,800,000    Applied Materials, Inc.*                             49,725,000
  4,817,000    Arrow Electronics, Inc.*+                           214,356,500
  1,350,000    Cypress Semiconductor Corp.*                         16,875,000
  3,570,000    EMC Corp.*                                           80,771,250
    325,000    Hewlett-Packard Co.                                  15,843,750
  1,090,000    Intel Corp.                                         104,026,875
    800,000    Kemet Corp.*                                         16,100,000
  2,000,000    Lam Research Corp.*+                                 53,250,000
  1,500,000    L.M. Ericsson Telephone Co. (Sponsored
               A.D.R.) (Class B)                                    38,062,500
    960,000    LSI Logic Corp.*                                     22,320,000
    250,500    Marshall Industries*                                  7,546,313
  1,375,000    MEMC Electronic Materials, Inc.*                     31,796,875
    900,000    Motorola, Inc.                                       46,462,500
    497,000    MTS Systems Corp.+                                    9,815,750
    360,000    Nokia Corp. (Class A)                                16,059,333
  2,000,000    Nokia Corp. (Class A) (Sponsored A.D.R.)             88,500,000
  1,000,000    SGS-Thomson Microelectronics N.V. (NY
               shares)*                                             47,375,000
  1,947,000    Stratus Computers, Inc.*+                            38,453,250
  3,050,000    Tencor Instruments*+                                 55,090,625
  3,776,500    Teradyne, Inc.*                                      62,784,312
    253,700    Watkins-Johnson Co.                                   5,137,425
                                                                --------------
                                                                $1,037,983,508
                                                                --------------
               Photo/Instrumentation - 2.6%
  1,188,000    Dionex Corp.*+                                   $   45,144,000
  2,025,000    Varian Associates, Inc.+                             97,200,000
                                                                --------------
                                                                $  142,344,000
                                                                --------------
               Total Technology                                 $1,285,856,258
                                                                --------------

  The accompanying notes are an integral part of these financial statements.

Pioneer II

SCHEDULE OF INVESTMENTS 9/30/96                                    (continued)


S h a r e s                                                          V a l u e
               Transportation - 1.6%
               Railroad & Bus - 1.2%
   1,290,900   CSX Corp.                                        $   65,190,450
                                                                --------------
               Ships & Shipping - 0.4%
     981,100   APL Ltd.                                         $   21,093,650
                                                                --------------
               Total Transportation                             $   86,284,100
                                                                --------------
               Utilities - 6.8%
               Electric Utility - 6.6%
   4,750,000   Dominion Resources, Inc.                         $  179,312,500
   1,550,000   Detroit Edison Co.                                   43,400,000
     150,000   Endesa (Empresa Nacional de Electridad S.A.)          8,826,276
   2,953,863   Hawaiian Electric Industries, Inc.+                 100,800,575
     778,300   Union Electric Co.                                   28,699,813
                                                                --------------
                                                                $  361,039,164
                                                                --------------
               Gas Utility - 0.1%
     341,600   Washington Gas Light Co.                         $    7,515,200
                                                                --------------
               Telecommunications - 0.1%
     102,200   Telefonos de Mexico S.A. (Sponsored A.D.R.)      $    3,283,175
                                                                --------------
               Total Utilities                                  $  371,837,539
                                                                --------------
               TOTAL COMMON STOCKS
               (Cost $4,533,042,398)                            $5,415,207,066
                                                                --------------
   Principal
      Amount   TEMPORARY CASH INVESTMENT - 0.5%
               Commercial Paper - 0.5%
 $28,498,000   Prudential Funding Corp., 5.65%, 10/1/96         $   28,498,000
                                                                --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $28,498,000)                               $   28,498,000
                                                                --------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $4,561,540,398) (a)                        $5,443,705,066
                                                                --------------

  The accompanying notes are an integral part of these financial statements.

Pioneer II


* Non-income producing security.

+ Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At September 30, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $4,562,541,824 was as follows:

Aggregate gross unrealized gain for all investments in
  which there is an excess of value over tax cost              $1,102,860,105
Aggregate gross unrealized loss for all investments in
  which there is an excess of tax cost over value                (221,696,863)
                                                               --------------
Net unrealized gain                                            $  881,163,242
                                                               --------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1996 aggregated approximately $3,424,456,000 and $3,415,338,000, respectively.

  The accompanying notes are an integral part of these financial statements.

Pioneer II

BALANCE SHEET 9/30/96

(Dollars in Thousands Except Per Share Amounts)

ASSETS:
 Investment in securities, at value (including temporary cash
   investments of $28,498) (cost $4,561,540)                      $5,443,705
 Foreign currencies, at value                                            760
 Receivables -
  Investment securities sold                                          23,211
  Fund shares sold                                                     2,342
  Dividends, interest and foreign taxes withheld                       4,115
  Forward foreign currency settlement contracts - net                     35
 Other                                                                   119
                                                                 ------------
   Total assets                                                   $5,474,287
                                                                 ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $   27,380
   Fund shares repurchased                                             7,520
  Due to affiliates                                                    5,962
  Accrued expenses                                                       550
                                                                 ------------
    Total liabilities                                             $   41,412
                                                                 ------------
NET ASSETS:
 Paid-in capital                                                  $4,048,846
 Accumulated undistributed net investment income                      15,395
 Accumulated undistributed net realized gain on investments
   and foreign currency transactions                                 486,508
 Net unrealized gain on investments                                  882,165
 Net unrealized loss on forward foreign currency contracts
   and other assets and liabilities denominated in foreign
   currencies                                                            (39)
                                                                 ------------
   Total net assets                                               $5,432,875
                                                                 ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $5,431,797/259,441,620 shares)                 $    20.94
                                                                 ------------
 Class B (based on $864/41,347 shares)                            $    20.89
                                                                 ------------
 Class C (based on $214/10,250 shares)                            $    20.88
                                                                 ------------
MAXIMUM OFFERING PRICE:
 Class A                                                          $    22.22
                                                                 ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer II

STATEMENT OF OPERATIONS

For the Year Ended 9/30/96
(Dollars in Thousands)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
   $2,321)                                           $103,560
 Interest (net of foreign taxes withheld of $39)        4,800
                                                     ----------
   Total investment income                                         $108,360
                                                                  -----------
EXPENSES:
 Management fees
  Basic fee                                          $ 27,156
  Performance adjustment                               (1,047)
 Transfer agent fees
  Class A                                              10,564
  Class B                                                   1
  Class C                                                   1
 Distribution fees
  Class A                                              10,059
  Class B                                                   1
  Class C                                                   1
 Accounting                                               284
 Custodian fees                                           651
 Registration fees                                        155
 Professional fees                                        199
 Printing                                                 186
 Fees and expenses of nonaffiliated trustees               72
 Miscellaneous                                            226
                                                     ----------
   Total expenses                                                  $ 48,509
   Less fees paid indirectly                                           (976)
                                                                  -----------
   Net expenses                                                    $ 47,533
                                                                  -----------
    Net investment income                                          $ 60,827
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                        $570,794
  Forward foreign currency contracts and other
    assets and liabilities denominated in foreign
    currencies                                           (630)     $570,164
                                                     ----------   -----------
 Change in net unrealized gain or loss from:
  Investments                                        $(25,831)
  Forward foreign currency contracts and other
    assets and liabilities denominated in foreign
    currencies                                            136      $(25,695)
                                                     ----------   -----------
 Net gain on investments and foreign currency
  transactions                                                     $544,469
                                                                  -----------
 Net increase in net assets resulting from
 operations                                                        $605,296
                                                                  -----------

  The accompanying notes are an integral part of these financial statements.

Pioneer II

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 9/30/96 and 9/30/95
(Dollars in Thousands Except Share Amounts)

                                                                 Year Ended    Year Ended
                                                                  9/30/96        9/30/95
FROM OPERATIONS:
Net investment income                                            $   60,827    $   87,027
Net realized gain on investments and foreign currency
  transactions                                                      570,164       402,697
Change in net unrealized gain or loss on investments and
  foreign currency transactions                                     (25,695)      377,142
                                                                 -----------   ------------
   Net increase in net assets resulting from operations          $  605,296    $  866,866
                                                                 -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.32 and $0.30 per share, respectively)              $  (81,721)   $  (71,692)
Net realized gain:
  Class A ($1.73 and $1.81 per share, respectively)                (424,185)     (415,685)
                                                                 -----------   ------------
    Total distributions to shareholders                          $ (505,906)   $ (487,377)
                                                                 -----------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  327,727    $  272,715
Reinvestment of distributions                                       480,912       463,968
Cost of shares repurchased                                         (590,117)     (510,434)
                                                                 -----------   ------------
  Net increase in net assets resulting from fund share
     transactions                                                $  218,522    $  226,249
                                                                 -----------   ------------
  Net increase in net assets                                     $  317,912    $  605,738

NET ASSETS:
Beginning of year                                                $5,114,963    $4,509,225
                                                                 -----------   ------------
End of year (including accumulated undistributed net
  investment income of $15,395 and $36,402, respectively)        $5,432,875    $5,114,963
                                                                 -----------   ------------

                                   '96 Shares     '96 Amount     '95 Shares      '95 Amount
Class A
Shares sold                         16,110,239     $ 326,689      14,703,193     $ 272,715
Reinvestment of distributions       24,810,556       480,912      27,336,288       463,968
Less shares repurchased            (29,020,381)     (590,116)    (27,190,398)     (510,434)
                                  -------------   -----------   -------------    ------------
  Net increase                      11,900,414     $ 217,485      14,849,083     $ 226,249
                                  -------------   -----------   -------------    ------------
Class B*
Shares sold                             41,389     $     834
Reinvestment of distributions                -             -
Less shares repurchased                    (42)           (1)
                                  -------------   -----------
  Net increase                          41,347     $     833
                                  -------------   -----------
Class C*
Shares sold                             10,250     $     204
Reinvestment of distributions                -             -
Less shares repurchased                      -             -
                                  -------------   -----------
  Net increase                          10,250     $     204
                                  -------------   -----------

*Class B and Class C shares were first publicly offered on July 1, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/96

                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                               9/30/96       9/30/95       9/30/94       9/30/93       9/30/92
CLASS A
Net asset value, beginning
  of year                     $    20.66    $    19.38    $    20.55    $    18.86    $    18.22
                              -----------   -----------   -----------   -----------   -----------
Increase from investment
  operations:
 Net investment income        $     0.23    $     0.35    $     0.36    $     0.38    $     0.44
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions             2.10          3.04          1.05          2.85          1.27
                              -----------   -----------   -----------   -----------   -----------
   Net increase from
    investment operations     $     2.33    $     3.39    $     1.41    $     3.23    $     1.71
Distributions to
  shareholders from:
 Net investment income             (0.32)        (0.30)        (0.33)        (0.39)        (0.47)
 Net realized gain                 (1.73)        (1.81)        (2.25)        (1.15)        (0.60)
                              -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in
  net asset value             $     0.28    $     1.28    $    (1.17)   $     1.69    $     0.64
                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of
  year                        $    20.94    $    20.66    $    19.38    $    20.55    $    18.86
                              -----------   -----------   -----------   -----------   -----------
Total return*                      12.18%        19.92%         7.37%        18.15%         9.92%
Ratio of net expenses to
  average net assets                0.92%+        0.93%+        0.90% ++       0.96%++       0.94%++
Ratio of net investment
  income to average net
  assets                            1.13%+        1.85%+        1.59% ++       1.89%++       2.31%++
Portfolio turnover rate               66%           63%           68%           66%           64%
Average commission rate
  paid (1)                    $   0.0424             -             -             -             -
Net assets, end of year
  (in thousands)              $5,431,797    $5,114,963    $4,509,225    $4,347,672    $3,974,712
Ratios assuming reduction
  for fees paid
  indirectly:
 Net expenses                       0.90%         0.91%         0.90%         0.95%         0.93%
 Net investment income              1.15%         1.87%         1.59%         1.90%         2.32%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.

 ++ Ratios for 1994, 1993 and 1992 have been modified to comply with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/96

                                                                7/1/96 to
                                                                 9/30/96
CLASS B (a)
Net asset value, beginning of period                             $ 20.55
                                                               ------------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.01)
 Net realized and unrealized gain on investments and
  foreign currency transactions                                     0.35
                                                               ------------
    Net increase from investment operations                      $  0.34
                                                               ------------
    Net increase in net asset value                              $  0.34
                                                               ------------
Net asset value, end of period                                   $ 20.89
                                                               ------------
Total return*                                                       1.65%
Ratio of net expenses to average net assets                         2.03%**+
Ratio of net investment loss to average net assets                 (0.25)%**+
Portfolio turnover rate                                               66%
Average commission rate paid (1)                                 $0.0424
Net assets, end of period (in thousands)                         $   864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       2.02%**
 Net investment loss                                               (0.24)%**

(a) Class B shares were first publicly offered on July 1, 1996.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/96
                                                           7/1/96 to
CLASS C (a)                                                 9/30/96
Net asset value, beginning of period                        $ 20.55
                                                          ------------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.01)
 Net realized and unrealized gain on investments and
   foreign currency transactions                               0.34
                                                          ------------
    Net increase from investment operations                 $  0.33
                                                          ------------
    Net increase in net asset value                         $  0.33
                                                          ------------
Net asset value, end of period                              $ 20.88
                                                          ------------
Total return*                                                  1.61%
Ratio of net expenses to average net assets                    2.02%**+
Ratio of net investment loss to average net assets            (0.15)%**+
Portfolio turnover rate                                          66%
Average commission rate paid (1)                            $0.0424
Net assets, end of period (in thousands)                    $   214
Ratios assuming reduction for fees paid indirectly:
Net expenses                                                   2.01%**
Net investment loss                                           (0.14)%**

(a) Class C shares were first publicly offered on July 1, 1996.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer II

NOTES TO FINANCIAL STATEMENTS 9/30/96

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and Class C shares were first publicly offered on July 1, 1996. Shares issued and outstanding prior to July 1, 1996 were designated as Class A shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon

Pioneer II

   as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 1996, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were approximately $8,751,000 and

Pioneer II

NOTES TO FINANCIAL STATEMENTS                                      (continued)

   $8,716,000, respectively, resulting in a net receivable of approximately $35,000 as of September 30, 1996.

D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended September 30, 1996, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 1996, the Fund has reclassified approximately $113,000 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $1,578,000 in underwriting commissions on the sale of fund shares during the year ended September 30, 1996.

Pioneer II

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
   Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended September 30, 1996, the aggregate performance adjustment resulted in a reduction to the basic fee of approximately $1,047,000.

Prior to May 1, 1996, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the year ended September 30, 1996, the net management fee was equivalent to 0.49% of average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1996, approximately $2,537,000 was payable to PMC related to management fees and certain other services.

Pioneer II

NOTES TO FINANCIAL STATEMENTS                                      (continued)

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $900,000 in transfer agent fees payable to PSC at September 30, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $2,525,000 in distribution fees payable to PFD at September 30, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1996, the Fund's expenses were reduced by approximately $976,000 under such arrangements.

Pioneer II

6. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1996 (amounts in thousands):

                                                      Dividend
Affiliates                    Purchases     Sales      Income       Value
 --------------------------   ----------   ---------   --------  -----------
A.M. Castle & Co.             $  2,984     $  3,631   $   693    $   26,803
A.O. Smith Corp.                20,417            -       436        24,703
AGCO Corp.                      23,405       11,746       148       112,200
AMBAC Inc.                      12,960        6,939     1,905       180,502
Amcast Industrial Corp.            354            -       469        16,399
Arrow Electronics, Inc.        167,460            -         -       214,357
Bassett Furniture
  Industries, Inc.               2,710        1,146       554        17,620
Bay View Capital Corp.           6,806        1,834       356        17,036
Breed Technologies, Inc.        36,475        4,507       704        75,948
Briggs & Stratton Corp.          1,713       15,692     1,953        80,585
California Federal Bank         17,210       13,054         -        83,119
Dionex Corp.                         -          385         -        45,144
Donaldson Co., Inc.             23,364            -       758        70,720
Global Industrial
  Technologies, Inc.            19,746        3,461         -        25,841
Hawaiian Electric
  Industries, Inc.              75,169            -     5,232       100,801
IBP, Inc.                       60,068       41,903       861       207,513
Lam Research Corp.              80,293        4,096         -        16,100
Lancaster Colony Corp.          19,551            -       983        61,066
Longview Fibre Co.              26,363        1,747     2,681        68,451
MTS Systems Corp.                    -            -       159         9,816
National Steel Corp.
  (Class B)                     12,784        1,998         -        29,288
Resource Bancshares
  Mortgage Group, Inc.          18,609            -        38        17,805
Rouge Steel Co. (Class A)            -           69       239        43,293
Santa Fe Pacific Pipeline
  Partners, L.P.                   902          312     3,283        42,060
Simpson Industries, Inc.        11,467            -       245        12,656
Stewart & Stevenson
  Services, Inc.                48,041        9,507       627        44,872
Strattec Security Corp.              -        3,151         -         4,930
Stratus Computers, Inc.         12,001        9,702         -        38,453
Tencor Instruments              68,700            -         -        55,091
Trinity Industries, Inc.        55,579        1,280     2,269       128,894
Varian Associates, Inc.         65,568       22,182       552        97,200
Washington Mutual, Inc.         59,895       15,310     3,490       183,456
                              ----------   ---------   --------  -----------
                              $950,594     $173,652   $28,635    $2,152,722
                              ----------   ---------   --------  -----------

Pioneer II

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

T o  t h e  S h a r e h o l d e r s  a n d  t h e  B o a r d  o f
T r u s t e e s  o f  P i o n e e r  I I :

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of September 30, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 31, 1996

Pioneer II

TAX TREATMENT OF DISTRIBUTIONS

Made during the Year Ended 9/30/96

During the year ended September 30, 1996, Pioneer II paid the following distributions per share to Class A shareholders:

                                   Net                 Net
                                Investment        Realized Gain
Record Date     Payment Date      Income     Short-Term    Long-Term

12/21/95          12/28/95        $0.152       $0.258        $1.474
6/20/96            6/28/96         0.170            -             -
                                ----------   -----------   -----------
Total                             $0.322       $0.258        $1.474
                                ----------   -----------   -----------

On a per share basis, distributions of $0.258 from short-term capital gain should be reported as ordinary income.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1995 is $19.30 for Class A.

The Fund hereby designates $493,695,696 as a capital gain dividend for the purposes of the dividend paid deduction.

Pioneer II

TRUSTEES' FEES AND SHARE OWNERSHIP 9/30/96

T r u s t e e s ' F e e s , P r i n c i p a l S h a r e h o l d e r s a n d S h a r e O w n e r s h i p o f T r u s t e e s a n d
O f f i c e r s  ( U n a u d i t e d )

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended September 30, 1996 was approximately $69,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At September 30, 1996, the trustees and officers of the Fund owned beneficially approximately 142,000 of Class A shares of the Fund (approximately 0.1% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at September 30, 1996.

Pioneer II

RESULTS OF SHAREOWNER MEETING

On April 30, 1996, Pioneer II held a special meeting of shareowners. All Proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

Proposal 1 -- Elect eight Trustees to serve on the Board of Trustees.

         Nominee             Affirmative        Withheld
John F. Cogan, Jr.         140,415,114.060    5,283,782.486
Richard H. Egdahl, M.D.    140,059,378.314    5,639,518.232
Margaret B.W. Graham       140,168,993.583    5,529,902.963
John W. Kendrick           140,296,233.352    5,402,663.194
Marguerite A. Piret        140,167,528.737    5,531,367.809
David D. Tripple           140,557,985.967    5,140,910.579
Stephen K. West            140,141,096.261    5,557,800.285
John Winthrop              140,556,985.041    5,141,911.505

Proposal 2 -- Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee.

   Affirmative        Against          Abstain
117,556,655.753   18,631,550.626    9,510,690.167

Proposal 3 -- Allow the Fund to be reorganized as a Delaware business trust.

   Affirmative        Against          Abstain
127,665,117.179    9,028,718.990    9,005,060.377

Proposal 4 -- Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending September 30, 1996.

   Affirmative        Against          Abstain
136,087,946.149    2,067,320.794    7,543,629.603

Proposal 5a -- Eliminate the Fund's fundamental investment restriction regarding repurchase agreements.

   Affirmative        Against           Abstain
126,309,454.391    7,917,434.184     11,472,007.971

Proposal 5b -- Amend the Fund's fundamental investment restriction regarding underwriting.

   Affirmative        Against           Abstain
125,664,381.647    8,119,277.364     11,915,237.535

Pioneer II

RESULTS OF SHAREOWNER MEETING                                      (continued)

Proposal 5c -- Amend the Fund's fundamental investment restriction regarding commodities.

   Affirmative        Against          Abstain
122,144,981.571   11,668,867.712   11,885,047.263

Proposal 5d -- Eliminate the Fund's fundamental investment restriction regarding restricted securities.

   Affirmative        Against          Abstain
122,863,653.699   10,775,000.472   12,060,242.375

Proposal 5e -- Eliminate the Fund's fundamental investment restriction regarding "unseasoned" issuers.

   Affirmative        Against          Abstain
121,740,592.114   11,589,533.742   12,368,770.690

Proposal 5f -- Eliminate the Fund's fundamental investment restriction regarding affiliates of affiliates of the Fund.

   Affirmative        Against          Abstain
121,885,492.244   11,258,744.670   12,554,659.632

Proposal 5g -- Amend the Fund's fundamental investment restriction regarding loans.

   Affirmative        Against          Abstain
123,694,338.954   10,210,003.991   11,794,553.601

Proposal 5h -- Amend the Fund's fundamental investment restriction regarding borrowing.

   Affirmative        Against          Abstain
122,519,712.975   11,287,310.839    11,891,872.732

Proposal 5i -- Add a new fundamental investment restriction regarding "senior securities."

   Affirmative        Against          Abstain
125,571,442.948    7,875,583.386    12,251,870.212

Pioneer II

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                       Officers

John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and President
Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice President
Margaret B.W. Graham           Francis J. Boggan, Vice President
John W. Kendrick               William H. Keough, Treasurer
Marguerite A. Piret            Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr

Shareholder Services and Transfer Agent
Pioneering Services Corporation

Programs and Services for Pioneer Shareowners

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

                          This page for your notes.

THE PIONEER FAMILY OF MUTUAL FUNDS

Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Income Fund
Pioneer India Fund                    Pioneer Short-Term Income Trust*
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
United States                         Pioneer Tax-Free Income Fund
Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
Pioneer Mid-Cap Fund                  Pioneer Cash Reserves Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing
accounts, new accounts, prospectuses,
applications and service forms                                  1-800-225-6292

FactFone(SM) for automated fund yields,
prices, account information and transactions                    1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer logo]

Pioneer Funds Distributor, Inc.       1196-3692
60 State Street                       (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109           [recycle logo] Printed on Recycled Paper